PRESIDENT'S MESSAGE


Dear Investor:

I am pleased to present the Semi-Annual Report to shareholders for Federated U.S. Government Securities Fund: 2-5 Years. The Report covers the six-month period from February 1, 1997, through July 31, 1997, and includes the fund's investment review, portfolio of investments and financial statements.

During the reporting period, the fund pursued attractive income through a portfolio that consisted primarily of U.S. Treasury notes. Dividends paid by the fund during this period totaled $0.29 per share for Institutional Shares and $0.28 per share for Institutional Service Shares. Net asset value for both share classes increased by $0.12 to end the period at $10.60. Total returns for Institutional Shares and Institutional Service Shares, over the six-month reporting period, were 4.00% and 3.87%,* respectively. The fund's total net assets stood at $744.9 million on the last day of the period.

During the six-month reporting period, the fund maintained its AAAf rating by Standard & Poor's Ratings Group, the highest available from this independent rating service.**

Thank you for your continued confidence in Federated U.S. Government Securities Fund: 2-5 Years. As always, we welcome your questions and comments.

Sincerely,
[Graphic]
Glen R. Johnson

President

September 15, 1997

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost.

** An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

INVESTMENT REVIEW

Federated U.S. Government Securities Fund: 2-5 Years represents a fully-invested participation in those obligations of the U.S. Treasury and certain government agencies which have a maximum maturity of five years and an average maturity of three to four years. Since the fund's January 31, 1997, fiscal year end, the fund has remained fully invested in U.S. Treasury securities. Standard & Poor's Ratings Group has maintained the fund's "AAAf" credit rating.*

During the first half of the fund's semi-annual reporting period, fixed income performance reflected stronger economic growth combined with subdued inflation. After remaining on hold for over a year and citing persisting strength in demand as increasing the risk of inflationary imbalances, the Federal Reserve Board (the "Fed") increased the federal funds target rate from 5.25% to 5.50% near the end of March. This was the first tightening of monetary policy in over two years. The 3-year Treasury note yield increased from 6.04% at the end of January 1997, to 6.69% in mid-April, as the short-tointermediate portion of the yield curve transitioned from pricing in a status quo to a more restrictive Fed monetary policy.

U.S. Treasury yields declined during the second half of the fund's reporting period, more than offsetting the preceding interest rate rise. Economic growth slowed significantly from the 4.9% growth rate during the first quarter to 2.2% (preliminary estimate) in the second quarter due to sluggish consumer demand. Consumer prices increased at only a 1.5% annual rate through July year to date. Slower economic growth combined with benign inflation allowed the Fed's monetary policy to remain status quo, and as market expectations shifted from a tighter monetary policy back to one on hold, the 3-year Treasury note yield declined to 5.78% at the end of July 1997. Although the fund's average maturity/duration has been managed within its neutral range, its average maturity/duration at the end of July was slightly shorter at 3.3/3.0 years due to the limited upside offered by the front end of the yield curve.

The fund's net total return for the six months ended July 31, 1997, was 4.00%** for Institutional Shares and 3.87%** for Institutional Service Shares compared to 3.83% for the Merrill Lynch 3-Year Treasury Index*** and 4.51% for the Merrill Lynch 3-5 Year Treasury Index.***

* "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks, and are subject to change.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Merrill Lynch 3-Year Treasury Index is comprised of the most recently issued
    3-year U.S. Treasury notes. Merrill Lynch 3-5 Year Treasury Index is comprised of U.S. Treasury securities with maturities between 3 and 4.99 years. Indexes are unmanaged and investments cannot be made in an index.

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

PORTFOLIO OF INVESTMENTS

JULY 31, 1997 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                           VALUE
 U.S. TREASURY NOTES--98.2%
 $ 80,000,000           7.500%, 10/31/1999                                           $ 82,931,200
   75,000,000           7.750%, 12/31/1999                                             78,350,250
   39,340,000           7.750%, 1/31/2000                                              41,144,132
   30,000,000           5.875%, 2/15/2000                                              30,085,800
   63,300,000           6.875%, 3/31/2000                                              65,019,228
   20,000,000           6.125%, 9/30/2000                                              20,187,600
   55,000,000           5.500%, 12/31/2000                                             54,470,900
   69,000,000           6.375%, 3/31/2001                                              70,204,050
   30,000,000           6.250%, 4/30/2001                                              30,416,700
   25,000,000           6.500%, 5/31/2001                                              25,553,500
   50,000,000           6.625%, 6/30/2001                                              51,333,000
   50,000,000           6.500%, 8/31/2001                                              51,147,500
   35,500,000           6.250%, 10/31/2001                                             36,001,260
   60,000,000           6.125%, 12/31/2001                                             60,570,000
   13,000,000           6.250%, 1/31/2002                                              13,186,030
   20,000,000           6.500%, 5/31/2002                                              20,494,600
                         TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $720,305,578)     731,095,750
 (A) REPURCHASE AGREEMENT--1.0%
    7,485,000           BT Securities Corp., 5.790%, dated 7/31/1997,
                        due 8/1/1997 (AT AMORTIZED COST)                                7,485,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $727,790,578)(B)      $ 738,580,750

(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $727,790,578. The net unrealized appreciation of investments on a federal tax basis amounts to $10,790,172 which is comprised of $10,798,339 appreciation and $8,167 depreciation at July 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($744,904,471) at July 31, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $727,790,578)               $  738,580,750
 Income receivable                                                                                   9,940,117
 Receivable for shares sold                                                                          3,571,529
   Total assets                                                                                    752,092,396
 LIABILITIES:
 Payable for shares redeemed                                                    $  92,475
 Income distribution payable                                                    3,504,336
 Payable to Bank                                                                3,503,107
 Accrued expenses                                                                  88,007
   Total liabilities                                                                                 7,187,925
 NET ASSETS for 70,306,472 shares outstanding                                                   $  744,904,471
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                $  775,615,460
 Net unrealized appreciation of investments                                                         10,790,172
 Accumulated net realized loss on investments                                                      (41,501,161)
   Total Net Assets                                                                            $   744,904,471
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $715,261,921 / 67,508,710 shares outstanding                                                           $10.60
 INSTITUTIONAL SERVICE SHARES:
 $29,642,550 / 2,797,762 shares outstanding                                                             $10.60

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

 INVESTMENT INCOME:
 Interest                                                                                         $  23,400,254
 EXPENSES:
 Investment advisory fee                                                              $ 1,517,007
 Administrative personnel and services fee                                                286,335
 Custodian fees                                                                            33,159
 Transfer and dividend disbursing agent fees and expenses                                 111,278
 Directors'/Trustees' fees                                                                 10,433
 Auditing fees                                                                              7,019
 Legal fees                                                                                 4,930
 Portfolio accounting fees                                                                 59,627
 Distribution services fee -- Institutional Service Shares                                 33,770
 Shareholder services fee -- Institutional Shares                                         914,360
 Shareholder services fee -- Institutional Service Shares                                  33,770
 Share registration costs                                                                  14,399
 Printing and postage                                                                      10,619
 Insurance premiums                                                                         4,737
 Miscellaneous                                                                              5,103
     Total expenses                                                                      3,046,546
 Waivers --
     Waiver of distribution services fee -- Institutional Service    $ (31,068)
     Shares
     Waiver of shareholder services fee -- Institutional Shares       (914,360)
     Waiver of shareholder services fee -- Institutional Service        (2,701)
     Shares
     Total waivers                                                                       (948,129)
                  Net expenses                                                                        2,098,417
                   Net investment income                                                             21,301,837
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                                   (2,349,325)
 Net change in unrealized appreciation of investments                                                 9,649,560
     Net realized and unrealized gain on investments                                                  7,300,235
         Change in net assets resulting from operations                                           $  28,602,072

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
STATEMENT OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS
                                                                          ENDED         YEAR ENDED
                                                                       (UNAUDITED)     JANUARY 31,
                                                                      JULY 31, 1997        1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                               $    21,301,837   $  45,808,408
 Net realized gain (loss) on investments
 ($2,349,325 net loss and $2,863,569 net gain, respectively,
 as computed for federal tax purposes)                                   (2,349,325)      2,103,327
 Net change in unrealized appreciation/depreciation                        9,649,560   (24,522,667)
  Change in net assets resulting from operations                          28,602,072     23,389,068
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
 Institutional Shares                                                   (20,574,937)   (44,291,755)
 Institutional Service Shares                                              (726,900)    (1,516,653)
  Change in net assets resulting from distributions to shareholders     (21,301,837)   (45,808,408)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            116,346,054    274,782,417
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                                 7,052,615     17,030,963
 Cost of shares redeemed                                               (193,642,231)   (365,828,600)
  Change in net assets resulting from share transactions                (70,243,562)   (74,015,220)
    Change in net assets                                                (62,943,327)   (96,434,560)
 NET ASSETS:
 Beginning of period                                                     807,847,798    904,282,358
 End of period                                                       $   744,904,471 $  807,847,798

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                          ENDED
                                       (UNAUDITED)
                                         JULY 31,                       YEAR ENDED JANUARY 31,
                                          1997        1997        1996         1995         1994       1993
 NET ASSET VALUE,
 BEGINNING OF PERIOD                       $10.48     $10.74       $10.11      $10.78       $10.61     $10.25
 INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income                      0.29       0.57         0.64        0.54         0.46       0.57
  Net realized and unrealized
  gain (loss) on investments                 0.12     (0.26)         0.63      (0.67)         0.17       0.36
  Total from investment
  operations                                 0.41       0.31         1.27      (0.13)         0.63       0.93
 LESS DISTRIBUTIONS
  Distributions from net
  investment income                        (0.29)     (0.57)       (0.64)      (0.54)       (0.46)     (0.57)
 NET ASSET VALUE, END OF PERIOD            $10.60     $10.48       $10.74      $10.11       $10.78     $10.61
 TOTAL RETURN(A)                            4.00%      3.01%       12.86%     (1.18%)        6.07%      9.37%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                 0.54%*      0.54%        0.54%       0.54%        0.52%      0.50%
  Net investment income                    5.63%*      5.42%        6.07%       5.16%        4.30%      5.52%
  Expense waiver/
  reimbursement(b)                         0.25%*      0.26%        0.25%       0.02%           --         --
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                          $715,262   $782,056     $871,966    $731,280     $951,528   $845,620
  Portfolio turnover                          35%        99%         117%        163%         131%        85%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                         ENDED
                                       (UNAUDITED)
                                         JULY 31,                         YEAR ENDED JANUARY 31,
                                           1997        1997        1996         1995         1994       1993(A)
 NET ASSET VALUE,
 BEGINNING OF PERIOD                        $10.48      $10.74      $10.11      $10.78       $10.61     $10.35
 INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income                       0.28        0.54        0.61        0.51         0.44       0.34
  Net realized and unrealized
  gain (loss) on investments                  0.12      (0.26)        0.63      (0.67)         0.17       0.26
  Total from investment
  operations                                  0.40        0.28        1.24      (0.16)         0.61       0.60
 LESS DISTRIBUTIONS
  Distributions from net
  investment income                         (0.28)      (0.54)      (0.61)      (0.51)       (0.44)     (0.34)
 NET ASSET VALUE, END OF PERIOD             $10.60      $10.48      $10.74      $10.11       $10.78     $10.61
 TOTAL RETURN(B)                             3.87%       2.76%      12.58%     (1.42%)        5.81%      5.84%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                  0.79%*       0.79%       0.79%       0.79%        0.77%     0.75%*
  Net investment income                     5.38%*       5.16%       5.85%       5.00%        4.01%     5.13%*
  Expense waiver/
  reimbursement(c)                          0.25%*       0.26%       0.25%       0.21%           --         --
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                            $29,643     $25,791     $32,317     $33,117      $30,763    $12,987
  Portfolio turnover                           35%         99%        117%        163%         131%        85%

* Computed on an annualized basis.

(a) Reflects operations for the period from June 18, 1992 (date of initial public investment) to January 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997 (UNAUDITED)

1. ORGANIZATION

Federated U.S. Government Securities Fund: 2-5 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The Trust's investment objective is current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   At January 31, 1997, the Trust, for federal tax purposes, had a capital loss carryforward of $38,391,593, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR        EXPIRATION AMOUNT

   1998                     $8,926,712

   2003                    $29,464,881

   Additionally, net capital losses of $474,873 attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Trust's next taxable year.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JULY 31, 1997                   JANUARY 31, 1997
 INSTITUTIONAL SHARES                             SHARES           AMOUNT          SHARES           AMOUNT
 Shares sold                                       10,280,426     $107,426,507      24,629,328      $257,778,045
 Shares issued to shareholders in
 payment of distributions declared                    628,418        6,537,068       1,505,096        15,719,216
 Shares redeemed                                 (18,031,356)    (187,701,483)    (32,702,252)     (341,913,040)
  Net change resulting from
  Institutional Share transactions                (7,122,512)    $(73,737,908)     (6,567,828)     $(68,415,779)

                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                            JULY 31, 1997                  JANUARY 31, 1997
 INSTITUTIONAL SERVICE SHARES                      SHARES          AMOUNT          SHARES           AMOUNT
 Shares sold                                          856,617       $8,919,547       1,621,629       $17,004,372
 Shares issued to shareholders in
 payment of distributions declared                     49,551          515,547         125,629         1,311,747
 Shares redeemed                                    (569,668)      (5,940,748)     (2,296,071)      (23,915,560)
  Net change resulting from
  Institutional Service Share transactions            336,500       $3,494,346       (548,813)      $(5,599,441)
  Net change resulting from
  share transactions                              (6,786,012)    $(70,243,562)     (7,116,641)     $(74,015,220)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended July 31, 1997, were as follows:

PURCHASES $262,353,235

SALES $333,500,581

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue

Chairman

Glen R. Johnson

President

J. Christopher Donahue

Executive Vice President

Edward C. Gonzales

Executive Vice President

John W. McGonigle

Executive Vice President, Treasurer, and Secretary

Richard B. Fisher

Vice President

Karen Brownlee

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its objective and policies, management fees, expenses and other information.

FEDERATED U.S.

GOVERNMENT SECURITIES FUND: 2-5 YEARS

SEMI-ANNUAL REPORT

TO SHAREHOLDERS

JULY 31, 1997

[Graphic] Federated Investors
Federated Securities Corp., Distributor

Cusip 31428P103

Cusip 31428P202

8082202 (9/97)
[Graphic]